UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     July 27, 2005

AFC Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606
(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352
(Address of Principal Executive Offices)	(Zip Code)

(770) 391-9500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 27, 2005, due to his recently announced appointment as U.S. Ambassador to Italy, Ronald P. Spogli, one of the directors of AFC Enterprises, Inc. (the “Company”), tendered his resignation as a director of the Company and a member of the Company’s Executive Committee effective as of July 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: August 2, 2005	By:	/s/ Frank J. Belatti
Frank J. Belatti
Chairman of the Board and Chief Executive Officer